Exhibit 99.1

Exhibit 99.1

Right care. Right time. Right place.

Amedisys Investor Presentation

November 2015

Forward-looking Statements

This presentation may include forward-looking statements as defined by the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based upon current expectations and assumptions about our business that are subject to a variety of risks and uncertainties that could cause actual results to differ materially from those described in this presentation. You should not rely on forward-looking statements as a prediction of future events.

Additional information regarding factors that could cause actual results to differ materially from those discussed in any forward-looking statements are described in reports and registration statements we file with the SEC, including our Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, copies of which are available on the Amedisys internet website http://www.amedisys.com or by contacting the Amedisys Investor Relations department at (225) 292-2031.

We disclaim any obligation to update any forward-looking statements or any changes in events, conditions or circumstances upon which any forward-looking statement may be based except as required by law.

www.amedisys.com

NASDAQ: AMED

We encourage everyone to visit the Investors Section of our website at www.amedisys.com, where we have posted additional important information such as press releases, profiles concerning our business and clinical operations and control processes, and SEC filings.

We intend to use our website to expedite public access to time-critical information regarding the Company in advance of or in lieu of distributing a press release or a filing with the SEC disclosing the same information.

Amedisys Snapshot

Amedisys Home Health Care Centers (314 locations) Amedisys Hospice Care Centers (79 locations)

Overview

Founded in 1982, publicly

listed 1994

393 care centers in 34

states

13,000 employees

Approximately 60,000

patients on census

2014 revenue of $1.2

billion

360,000 patients seen

annually

Over 7.5 million annual

patient visits

Amedisys Strategy: Winning “Same Game”

We are a clinical organization that will drive outstanding outcomes for our patients in their homes, as we provide our care centers and clinical team the right tools, and simplify operations to allow them to focus on patient care

Clinical Distinction

Enabled

By Become Employer of Choice

Operational Delivered Excellence and Efficiency

By

Our Driving

Goal

Growth

Clinical Distinction

Clinical guidelines that support consistent,

outstanding care

High quality as measured by STARS ratings and

other key measures

Invest in professional development of clinicians

Develop innovative clinical programs that

distinguish us in the market

Become Employer of Choice

Improved ability to recruit, develop, and retain

outstanding, talented people

Become “Employer of Choice” as we make

working at Amedisys meaningful and more

rewarding

Operational Excellence and Efficiency

A new IT platform that makes it easier for

clinicians to focus on care delivery

Supporting processes that drive standardization

and simplification to improve operational

efficiency

Effective, more efficient corporate operations

Driving Growth

Improved information and tools to optimize

business development effectiveness

Developing the capabilities to succeed as market

moves to pay based on value

Investing capital to grow core businesses

Home Health Star Ratings and Value-Based Purchasing (VBP)

CMS released its inaugural ratings on the Home Health Compare website, Amedisys care centers performed well and we are developing targeted improvement plans

Star Rating Distribution – Amedisys vs. Industry

50% 40% 30% 20% 10% 0%

1.0 1.5 2.0 2.5 3.0 3.5 4.0 4.5 5.0

Star Rating

Industry Amedisys Amedisys VBP States

93% of Amedisys care centers rated 3 stars or better

Compares favorably to 72% for rest of industry

2016 CMS proposed rule introduced value- based purchasing pilot program

Reimbursement will be tied in some form to quality and outcomes

Approximately 25% of home health revenue is in 9 proposed VBP states

Star ratings metrics similar to those proposed under VBP

Care center performance distribution is similar in proposed VBP states

Performance Variation Across PAC Settings

Although SNF receives a greater percentage of PAC referrals than HH, many SNF patients are eligible for HH, which is more cost effective and has lower readmission rates

Distribution of Referrals to PAC Settings Impact of Appropriate Care Setting

50 38% 41%

40

30

20 9%

10%

10 2%

0

HH SNF IRF ORF LTCH

Medicare Exp

per case $5,301 $11,695 $17,399 $6,300 $38,654

50 Readmission Rates by PAC Type

40

30 24% 26%

20 14% 19%

10 9%

0

HH SNF IRF ORF LTCH

44% total share of home health episodes if appropriate care setting is utilized (vs. 38% today)

$2.5 B in annual amount saved by Medicare if patients utilize appropriate PAC setting

71% ORF episodes could receive care from HHA

15% SNF first setting episodes could receive care from HHAs

2.6% savings in total Medicare post discharge episode spending

Opportunity exists to capture share from SNFs through education of discharge planners, clinician trainers and through management of readmissions

Infinity HomeCare Transaction

Infinity HomeCare cares for more than **14,000 patients per year**, has more than **600 employees** and generates approximately **$50 million in annual revenues and $6.4 million in last twelve months adjusted EBITDA**. The Company's 15 care centers in Florida average a strong **3.9 out of 5 Star** rating from the Home Health Compare website published by the Centers for Medicare & Medicaid Services (Medicare.gov)

Expanding our Ability to Care for Patients in Florida



Amedisys Locations
Infinity Locations
Amedisys Coverage
Infinity Coverage
Overlap Coverage

Infinity Home Care adds 15 locations in 8 of 11 Florida districts including 48 counties

Transaction Highlights

Financial

- Demonstrated consistent growth and profitability with strong payor mix (90+% Medicare)
- Project 2016 EPS accretion before transition costs of between $0.04 - $0.08
- All care centers operate on HomeCare HomeBase
- Consistent margins across operations

Clinical Quality

- Distinctive clinical programs with high star ratings and low hospital re-admission rates
- FL is VBP pilot state; opportunity for high quality providers

Growth Platform in Florida

- Combined company #3 in market share in FL
- Cover 83% of Medicare eligible population
- Long-tenured management team with significant market experience
- *Infinity represents the highest quality inorganic growth opportunity in Florida for Amedisys*

7

Amedisys Strategy: Tomorrow’s Focus – Owning the Home – “New Game”

Expand the definition of homecare by employing new capabilities and technologies – engaging patients before an acute admission and again after discharge, preventing readmissions

Pre-Acute Post-Acute

HOME HEALTH HOSPITAL HOME HEALTH

Targeted Capabilities to Take Share and Care for Higher and

Lower Acuity Patients

Amedisys

MD/PA/NP DME / Palliative Services Infusion Care

Improve Analytics / Assessments / Personal Care Enhanced Monitoring / Data Management Discharge Planning Services Telemedicine

By selectively adding additional capabilities, we will increase our ability to prevent patients from being admitted to the hospital (pre-acute) care for patients in the home, and capture share from higher cost facility based services

“New Game”: Doing More in the Home

Over time we will build out four sets of services to allow us to serve more patients, and to improve our value to managed care in particular

Today: Core Business – Home Health / Hospice

Lower Higher

Selected

Complexity Complexity Home

Pre-Acute In-Patient Hospice SNF SNF Health Services Patients Patients

Tomorrow : Today’s Core Business PLUS:

Lower Higher Selected

Home

Pre-Acute Complexity Complexity In-Patient Hospice Health Patients Patients Services

Example Capabilities Needed

Private duty Enhanced clinician Private Duty Build out acute capability training capability care services

Complex care Safety support model Focus on core business quality management skills (e.g. PERS) MD assets and growth continue in future Caregiver support High risk case 2-way model managers communication Enhanced Mobile diagnostics telemedicine Rx, DME, Infusion Higher level clinicians (e.g.

NPs)

Integrated patient assessment and predictive modeling capabilities supporting all LOBs

Customers

Managed Care Managed Care Managed Care Managed Care

Medicaid FFS Medicare

Summary Adjusted Financials (1)

Q3 YTD

$ in Millions, except EPS 2014 2015 Variance 2014 2015 Variance

Home Health 237.2 253.4 16.2 717.4 742.6 25.2

Hospice 63.1 73.0 9.9 186.6 199.6 13.0

Total Revenue $300.3 $326.4 $26.1 $904.0 $942.2 $38.2

Gross Margin % 43.4% 42.8% (0.6%) 42.6% 43.4% 0.8%

Adjusted EBITDA 23.8 26.4 2.6 51.4 84.4 33.0

7.9% 8.1% 0.2% 5.7% 9.0% 3.3%

Adjusted EPS $0.28 $0.34 $0.06 $0.46 $1.09 $0.63

Free cash flow (2) 21.5 29.4 7.9 (89.0) 63.7 152.7

Outstanding debt 149.3 100.0 (49.3)

Cash balance 5.5 57.0 51.5

Available liquidity (3) 96.2 236.0 139.8

Home Health Segment – Adjusted Financials and Operating Statistics (1)

$ in Millions Q314 Q315 Variance

Medicare 185.4 190.2 4.8

Non-Medicare 51.8 63.2 11.4

Home Health Revenue $237.2 $253.4 $16.2

Gross Margin % 42.1% 40.8% (1.3%)

Segment EBITDA 32.6 34.6 2.0

Medicare admit growth—same store 2% 4%

Medicare recertification rate 38% 38%

Medicare admits 42,770 44,434

Medicare recertifications 25,407 25,420

Non-Medicare admit growth—same store 26% 21%

Non-Medicare admits 20,585 24,792

Cost per visit $85.47 $87.54

Quarterly Highlights

Revenue growth of $16.2M, or 7%

Same store admit growth in Medicare (+4%) and Non-Medicare (+21%)

Strong emphasis on business mix (Medicare vs. Non-Medicare)

Cost per visit increased $2.07 to $87.54

Anticipated increases from ICD-10 prep and headcount / contractor use to deal with growth

Some higher than anticipated cost from higher health insurance and workers’ comp

Hospice Segment – Adjusted Financials and Operating Statistics (1)

$ in Millions Q314 Q315 Variance

Medicare 59.0 68.6 9.6

Non-Medicare 4.1 4.4 0.3

Hospice Revenue $63.1 $73.0 $9.9

Gross Margin % 48.0% 49.6% 1.6%

Segment EBITDA 16.6 19.6 3.0

Admit growth—same store (3%) 26%

ADC growth—same store (3%) 17%

Admits 4,002 4,962

ADC 4,608 5,346

Revenue per day $148.74 $148.47

Cost per day $77.38 $74.82

Quarterly Highlights

Year-over-year revenue growth of $9.9M, or 16%

Patient census at quarter end of 5,524, an increase of 23% over census at 12/31

Second straight quarter of double-digit same store admission growth

Cost per day year-over-year decrease primarily driven by decrease in pharmacy costs

Appendix

Adjusted EBITDA to Free Cash Flow Reconciliation

S in Millions Q314 Q414 Q115 Q215 Q315

GAAP Net Income 8.4 9.1 (35.0) 10.6 8.4

Taxes 5.4 5.2 (21.6) 7.6 6.5

Interest 3.0 2.6 2.4 2.4 4.9

Depreciation and amortization 6.5 6.2 6.5 4.6 4.6

Adjustments 0.5 (0.2) 74.0 6.4 1.9

Adjusted EBITDA 23.8 22.9 26.4 31.7 26.4

Provision for doubtful accounts 4.2 3.0 3.0 2.8 3.6

Non-cash compensation, includes 401(k) match expense 3.3 3.9 4.2 3.8 4.2

Cash taxes (0.1) (0.1) 0.0 (0.4) (0.1)

Cash interest (1.8) (2.8) (1.8) (1.8) (2.0)

Other 5.0 13.1 (0.7) (6.8) (2.2)

CFFO, before impact of operating assets and liabilities 34.4 40.0 31.1 29.3 29.9

DOJ settlement (35.0)

Changes in operating assets and liabilities (9.1) (0.4) (16.6) 13.3 0.8

Cash Flow from Operations 25.3 4.6 14.5 42.6 30.7

Capital Expenditures (0.8) (2.1) (2.1) (14.6) (1.3)

Required debt repayments (3.0) (3.0) (3.0) (3.0) 0.0

Free cash flow 21.5 (0.5) 9.4 25.0 29.4

Balance Sheet

As of:

$ in Millions 12/31/2014 9/30/2015

Assets

Cash and cash equivalents 8.0 57.0

Accounts receivable, net 99.3 121.7

Other current assets 28.2 37.7

Total current assets 135.5 216.4

Property and equipment, net 137.5 41.5

Goodwill 205.6 211.1

Other long-term assets (incl. deferred tax asset) 191.1 197.4

Total assets 669.7 666.4

Liabilities

Accounts payable 16.0 24.2

Accrued expenses 131.9 143.2

Other current liabilities 14.4 3.8

Total current liabilities 162.3 171.2

Long-term debt, less current portion 104.4 96.2

Other long-term obligations 5.3 5.0

Total liabilities 272.0 272.4

Total Equity 397.7 394.0

Total liabilities and equity 669.7 666.4

DSO 29.4 33.1

Leverage Ratio (4) 1.6x 0.9x

Available Liquidity 93.7 236.0

Income Statement Adjustments (5)

Income Statement

$000s Line Item Q314 Q414 Q115 Q215 Q315

Exit and restructuring activity costs G&A, Salary and benefits 3,323 230

Exit and restructuring activity costs G&A, Non-cash compensation (644) (174)

Inventory and Data Security Reporting G&A, Other 2,121

Wage and Hour litigation G&A, Other 8,000

Legal fees—Department of Justice matter G&A, Other 286

HCHB implementation G&A, Other 2,048

Asset impairment Asset impairment 899 75,193 2,075

Write off of deferred debt issuance cost / call premium payment Interest expense 488 3,212

Loss on disposal of inpatient facility Other, Miscellaneous, net 515

Life insurance proceeds Other, Miscellaneous, net (1,044)

Partial claim recovery Other, Miscellaneous, net (818) (307)

Legal settlement Other, Miscellaneous, net (1,113) (1,014)

Unrealized gain on investment Other, Miscellaneous, net (1,412) (3,945) (1,379)

Gain/loss on sale of care centers Other, Miscellaneous, net (184)

Total 1,003 (214) 74,040 6,427 5,100

EPS Impact $0.02 ($0.01) $1.37 $0.12 $0.09

Contact Information

Ronnie LaBorde

Vice Chairman and Chief Financial Officer ronnie.laborde@amedisys.com

David Castille

Managing Director, Finance david.castille@amedisys.com

Amedisys, Inc.

5959 S. Sherwood Forest Blvd. Baton Rouge, LA 70816 Office: 225.292.2031

Endnotes

1. The financial results for the three-month periods ended September 30, 2014 and September 30, 2015 are adjusted for certain items and should be considered a non-GAAP financial measure. A reconciliation of these non-GAAP financial measures is included in the 8-K earnings release filed on November 4, 2015.

2. Free cash flow defined as cash flow from operations less capital expenditures and required debt repayments. Free cash flow in 2014 includes impact of Department of Justice settlement.

3. Liquidity defined as the sum of cash balance and available revolving line of credit.

4. Leverage ratio defined as total debt outstanding divided by last twelve months adjusted EBITDA.

5. The financial results for the three-month periods ended September 30, 2014, December 31, 2014, March 31, 2015, June 30, 2015 and September 30, 2015 are adjusted for certain items and should be considered a non-GAAP financial measure. A reconciliation of these non-GAAP financial measures is included in the corresponding 8-K detailing quarterly results for each respective reporting period.